Exhibit 99.2

Q4 2012 Earnings Highlights February 19th, 2013

Participants Rolla Huff Chairman & Chief Executive Officer Louis Alterman Senior Vice President Finance Brad Ferguson Chief Financial Officer

Business Services Revenue % YoY (1) Normalized for dispute settlements and accounting presentation Pro-Forma Revenue Trajectory Business Services Revenue % YoY Normalized for Run-Rate Activity(1) As Reported While quarterly results are lumpy, we are executing towards positive growth Total Company Revenue % YoY Total Company Revenue % YoY - 9.5% - 8.2% - 6.1% - 5.8% - 5.0% - 4.6% - 5.6% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 - 9.5% - 8.2% - 6.2% - 7.8% - 5.0% - 4.0% - 2.6% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 - 12.6% - 10.9% - 9.2% - 8.7% - 7.9% - 7.3% - 7.8% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 -12.6% -10.9% -9.2% -10.1% -7.8% -6.9% -5.5%

Churn for our entire Business segment was 1.5% in Q4 ‘12 Business churn is well below pre-acquisition levels and while quarterly results can be lumpy, churn has generally declined over time Driven by integration activities, improved product portfolio and account management Business Services Churn(1) Consumer Churn(2) Consumer churn of 2.3% in Q4 ’12 (matches historical low) We expect further improvement over time as mix of tenured customers increases Over 40% of Narrowband customers have been with us for 10+ years and churn at <1.1% Monthly average revenue churn excluding write-downs and writeups for Total Business including Retail, Carrier , IT Services and Web Hosting Monthly average churn Churn Improvement Over Time (1) (2)

Revenue Components

Retail Growth: $130M FY ‘12 Revenue

- Revenue grew organically 21% in Q4’12 over Q4’11
- Exiting 2012 with $35M quarterly run rate ($140M Annualized)
- We expect to continue to be able to grow our revenue at 20% or greater, even with the reduced selling headcount

~$280M Run Rate Growth Business

Wholesale: $152M FY ‘12 Revenue

- At the June 2012 Investor day we said this business would grow at 0 - 2%.
- For 2013 – we expect to deliver at the high end of that range, but it will appear ~flat versus 2012 as 2012 included favorable dispute settlements

$1,349M Total Company Revenue in 2012

Q4 Run Rate Mix Below:



Growth Products 11%
Wholesale 11%
Consumer 23%
CLEC & Legacy Products 55%

Retail - CLEC & Legacy: $749M FY ‘12 Revenue

- At the June 2012 Investor day we said this business would shrink (7)% - (12)%
- Revenue declined (10)% in Q4 ‘12 vs. Q4 ‘11 when normalized for settlements
- 2013 vs. 2012: We expect ~(9)% declines as we manage churn and ARPU on the base and an additional ~(1)% for the exit of margin-neutral Systems business

Consumer: $318M FY ‘12 Revenue

- 2012 vs. 2011: Consumer revenue was 15.5% lower than the full year 2011
- 2013 vs. 2012: We expect Consumer to decline 13-15%, improving versus the mid/high teens estimate provided in June 2012 investor day due to steady demand creation and lower churn

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EarthLink

Revenue component amounts sourced from billing data

Accelerating Evolution to IT Services Exited Portion of Direct Sales Force Exited ~220 reps, acct managers, branch managers & sales engineers that were focused on small mkts Continue to provide support for these small markets but at a more variable cost structure Remaining reps already deliver over 90% of current productivity Will maintain a base of 140 to 170 direct sales reps Consolidating Sales and Marketing Consolidating Sales and Marketing under Mike Toplisek Experienced IT Services and Sales executive Focused on providing a professional services approach to identify opportunities More technical expertise in the field to design solutions for our customers Phasing Out New Sales in Systems Business No longer adding new customers in our Systems Equipment Business after the first half of 2013 Revenue lower by high single digit millions in 2013 relative to current run rate but EBITDA neutral Will continue to maintain the same level of support for existing customers These actions have made our company stronger

Reinvesting Back Into IT Services 1 Ramping SEM/SEO spend 2 Investing in brand to build awareness in IT Services space 3 Adding technical talent in the field to support our sales efforts We can better meet a new customer’s specific business needs and better service our existing customers IT Services experts will be geographically located where we are adding network and data centers Given the early success we are seeing with our growth products, we will be reinvesting the cost savings from these actions back into our IT Services business in three ways:

Integration Progress and Timeline

2012 Completed Milestones

Launched our IT services product suite	Launched SIP Origination in our Wholesale Segment	Added functionality into the common sales management platform
Consolidated network inventory platform	Collapsed 3rd and final NOC	Pushed major elements of our OSS delivery into testing and development
NE sales management integration	Integrated IT Services into myLink™	Launched integrated Oracle Financials
Integrated commissions plans for reps	Launched profit protect & cost mgmt platforms	Initial coding on quoting platform complete

1H 2013

OSS Phase 1:

- Unified quoting environment
- Consolidated order management system
- Uniform order progress status
- Consolidated service management platform and care processes

2H 2013

OSS Phase 2:

- Complete the final provisioning and inventory consolidation
- Eliminates another OSS platform
- Enhanced project management capabilities

1H 2014

Billing Platforms

We have 2 milestones remaining in our integration: OSS & Billing Migration. Additional synergies will begin to be realized in 2H13, with the final wave coming in 2H14.

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EarthLink

Q4 2012 Financial Highlights Q4 ‘12 Adjusted EBITDA(1) positively impacted ~$10M related to dispute settlements and favorable operating expense credits We generated nearly $133M in Unlevered Free Cash Flow(1) in 2012 Earnings per share includes a favorable ~6 cent per share benefit (tax-effected) for items noted above (1) Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. (2) Fully Diluted Weighted Average Shares $ Millions Q4 '11 Q3 '12 Q4 '12 Var to Q3 '12 Revenue 350 $ 335 $ 332 $ (3) $ Adjusted EBITDA (1) 82 70 66 (3) Capital Expenditures 31 25 67 (42) Unlevered Free Cash Flow (1) 51 45 (0) (45) Net Income/(Loss) 4 $ 1 $ (0) $ (1) $ Shares Outstanding (2) 107 106 103 Earnings Per Share 0.04 $ 0.01 $ (0.00) $ (0.01) $

Cash Flow We ended the quarter with $204M in cash and marketable securities Capital expenditures included Q4 portion of one-time network and data center investment Returned $5M through dividends and an additional $13M of share repurchases: Repurchased 1.9M shares at $6.60/share $74M of share repurchase authorization remaining We redeemed 10% of the outstanding Deltacom notes at $103 in December (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q4 '12 Beginning Cash & Marketable Securities 310 $ Adjusted EBITDA (1) 66 Capital Expenditures (67) Redemption of 10% Deltacom Notes (34) Debt Interest Payments (30) Buybacks & Dividends (18) Previously Exited Facilities/Integration (6) Working Capital, Federal/State AMT, Other (17) Ending Cash & Marketable Securities 204 $

Balance Sheet Highlights Balance sheet provides us substantial flexibility Redeemed 10% of Deltacom senior secured notes in Q4 2012 First call date on 10.5% Deltacom notes is in April 2013 Leverage remains substantially lower than peers (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q4 '12 EarthLink Cash and Marketable Securities 204 $ 10.5% Senior Secured Deltacom Notes due 2016 293 $ 8.875% Senior Unsecured Notes due 2019 300 $ $150M Revolving Credit Facility (undrawn) - $ Gross Debt 593 $ Net Debt 388 $ 2012 Adjusted EBITDA (1) 280 $ EV/EBITDA 3.9x Gross Debt/EBITDA 2.1x Net Debt/EBITDA 1.4x

Operating Results Business revenue for Q4 ‘12 includes ~$8M in benefits for dispute settlements While results are lumpy quarter to quarter, Business revenue is flattening Total Business Services churn is better sequentially and Consumer churn continues to improve (1) Pro Forma monthly gross revenue loss excluding customer write-downs and write ups $ Millions Q4 '11 Q3 '12 Q4 '12 Var to Q3 '12 Total Revenue 350 $ 335 $ 332 $ (3) $ Business Revenue 263 257 256 (1) Consumer Revenue 88 78 75 (3) Cost of Revenue 161 158 156 1 Total Gross Margin 189 177 176 (2) Business Gross Margin 129 125 125 1 Consumer Gross Margin 60 52 50 (2) Selling, G&A Expenses 111 $ 110 $ 111 $ (1) $ Business Services Churn (1) 1.3% 1.6% 1.5% 0.1% Consumer Churn 2.6% 2.5% 2.3% 0.2%

Top charts exclude non-recurring/usage based revenues Mix of New Bookings Launched our nationwide product portfolio in Q1 ‘12 and in less than a year have reached 50% in sales of our Growth products The mix of sales coming from products that are growing has improved over time We expect the mix of sales to continue to improve as we layer on our next generation cloud platform and unique fiber routes for our Carrier business 40% 46% 50% 50%

2013 Guidance Range $ in Millions Low End High End Revenue $1,250 $1,265 Adjusted EBITDA(1) $210 $225 Capital Expenditures $140 $155 Net Loss $(45) $(40) (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

We are projecting Adjusted EBITDA of $210 - $225M for 2013 2013 Adjusted EBITDA Walk (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Efficiencies, synergies and cost structure improvements across the business more than offset declines in legacy CLEC product revenues Last year’s impact was $(31)M. Continuing to flatten each year as churn improves Last year’s impact was $(12)M. Less impactful each year. Investment in IT Services growth platform Savings from sales force restructuring

We are projecting CapEx of $140M - $155M for 2013 The run rate excluding the data center and fiber investments is ~$125M $67M 2013 Capital Expenditure Outlook $45M Data Center & Fiber Investment $3M - $8M  $215M - $225M $140M - $155M FY Guidance 5 Quarter Guidance we provided Q3 Earnings Call Q4’12 Spend 2013 run Rate will be lower that original 5 qtr guidance 2013 Guidance (includes ~$20M of remaining data center / fiber investment)

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Appendix

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs. Unlevered Free Cash Flow is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs, less cash used for purchases of property and equipment. Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA and Unlevered Free Cash Flow are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA and Unlevered Free Cash Flow should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

2012 Guidance Non GAAP Reconciliation Year Ending December 31, 2013 Net loss $(45) - $(40) Interest expense and other, net 58 Income tax benefit (27) - (21) Depreciation and amortization 189 - 193 Stock-based compensation expense 17 Restructuring, acquisition and integration-related costs 18 Adjusted EBITDA $210 - $225 EARTHLINK, INC. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations Three Months Three Months Three Months Year Ended Ended Ended Ended December 31, September 30, December 31, December 31, 2011 2012 2012 2012 Net income (loss) 4,151 $ 1,372 $ (9) $ 7,520 $ Interest expense and other, net 16,443 16,792 15,157 63,416 Income tax provision (benefit) 3,694 (3,370) (1,842) (2,931) Depreciation and amortization 46,747 45,665 46,405 183,304 Stock-based compensation expense 3,012 2,663 2,259 10,462 Restructuring, acquisition and integration-related costs 7,551 6,379 4,508 18,244 Adjusted EBITDA 81,598 $ 69,501 $ 66,478 $ 280,015 $ EARTHLINK, INC. Reconciliation of Net Income (Loss) to Adjusted EBITDA (in thousands)

Additional Non GAAP Reconciliations Earthlink, inc. Reconciliation of net income (loss) to unlevered free cash flow in thousand) Three Months Ended December 31, 2011 Three Months Ended September 30, 2012 Three Months Ended December 31, 2012 Year Ended December 31, 2012 Net income (loss) $4,151 $1,372 $(9) $7,520 Interest expense and other, net 16,443 16,792 15,157 63,416 Income tax provision (benefit) 3,694 (3,370) (1,842) (2,931) Depreciation and amortization 46,747 45,665 46,405 183,304 Stock-based compensation expense 3,012 2,663 2,259 10,462 Restructuring, acquisition and integration- related costs 7,551 6,379 4,508 18,244 Purchases of property and equipment (31,000) (25,504) (66,631) (147,360) Unlevered Free Cash Flow $50,598 $ 44,997 $ (153) $ 132,665 Three Months Three Months Three Months Year Ended Ended Ended Ended December 31, September 30, December 31, December 31, 2011 2012 2012 2012 Net cash provided by operating activities 29,754 $ 90,200 $ 12,527 $ 191,055 $ Income tax provision (benefit) 3,694 (3,370) (1,842) (2,931) Non-cash income taxes (4,274) 1,458 (878) 1,707 Interest expense and other, net 16,443 16,792 15,157 63,416 Amortization of debt discount, premium and issuance costs (1,446) 497 475 1,945 Restructuring, acquisition and integration-related costs 7,551 6,379 4,508 18,244 Changes in operating assets and liabilities 27,355 (42,008) 36,070 6,469 Purchases of property and equipment (31,000) (24,504) (66,631) (147,360) Other, net 2,521 (447) 461 110 Unlevered Free Cash Flow 50,598 $ 44,997 $ (153) $ 132,655 $ Net cash (used in) provided by investing activities (63,795) 24,363 (65,110) (163,836) Net cash used in financing activities (269,486) (13,362) (51,589) (81,381) EARTHLINK, INC. Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands)

Additional Non GAAP Reconciliations Three Months Ended December 31, 2012 Net loss (9) $ Interest expense and other, net 15,157 Income tax provision (benefit) (1,842) Depreciation and amortization 46,405 Stock-based compensation expense 2,259 Restructuring, acquisition and integration-related costs 4,508 Adjusted EBITDA 66,478 $ Less: Favorable vendor settlement in revenue (8,000) Less: Favorable settlement in selling, general and administrative expenses (2,000) Normalized Adjusted EBITDA 56,478 $ Total revenue 331,637 $ Less: Favorable vendor settlement in revenue (8,000) Normalized Revenue 323,637 $ Total selling, general and administrative expenses 111,270 $ Less: Favorable settlement in selling, general and administrative expenses 2,000 Normalized selling, general and administrative expenses 113,270 $ Net loss (9) $ Less: Favorable vendor settlement in revenue (8,000) Less: Favorable settlement in selling, general and administrative expenses (2,000) Add: Tax impact of the above items 3,900 Normalized net loss (6,109) $ Normalized net loss per share (0.06) $ Dilued weighted average common shares outstanding 103,393 EARTHLINK, INC. Reconciliation of Normalized Financial Data (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include (1) that we may not be able to execute our strategy to be an IT services company for small and medium-sized businesses with IT and network security needs, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our evolving Business Services product portfolio to offset declining revenues from our legacy Business Services products and from our Consumer Services segment, which could adversely affect our results of operations and cash flows; (3) that we may not be able to develop the optimal sales model necessary to implement our business strategy; (4) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (5) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that our failure to achieve operating efficiencies will adversely affect our results of operations; (7) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (8) that unfavorable general economic conditions could harm our business; (9) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (10) that we face significant competition in the IT services and communications industry that could reduce our profitability; (11) that decisions by legislative and regulatory authorities, including the Federal Communications Commission, relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) that our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (25) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (26) that we may not be able to protect our intellectual property; (27) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (28) that our business depends on effective business support systems and processes; (29) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (30) that cyber security breaches could harm our business; (31) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that regulatory audits have in the past, and could in the future, result in increased costs; (34) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (35) that we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (36) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (37) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (38) that we may require substantial capital to support business growth or refinance existing indebtedness, and this capital may not be available to us on acceptable terms, or at all; (39) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (40) that we may reduce, or cease payment of, quarterly cash dividends; (41) that our stock price may be volatile; and (42) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2011.